Exhibit 10.1

Consent of Independent Public Accountants

We hereby consent to the incorporation by reference in the registration statements of Elbit Vision Systems Ltd. (the “Company”), on Form F-3 (File No. 333-114153) and on Form S-8 (File No.333-12456), and each prospectus constituting a part thereof, of our report dated June 25, 2003, relating to the consolidated financial statements of the Company included in this Annual Report on Form 20-F for the year ended December 31, 2004.

/s/ Luboshitz Kasierer
An Affiliate Member of Ernst & Young International

Tel-Aviv, Israel
July 13, 2005